UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549





                          FORM 8-K




                       Current Report



     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                    EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported) April 24, 2001



                  MDU Resources Group, Inc.
   (Exact name of registrant as specified in its charter)



          Delaware                  1-3480             41-0423660

(State or other jurisdiction     (Commission          (I.R.S. Employer
     of incorporation)            File Number)        Identification No.)







                     Schuchart Building
                   918 East Divide Avenue
                        P.O. Box 5650
              Bismarck, North Dakota 58506-5650
          (Address of principal executive offices)
                         (Zip Code)

Registrant's telephone number, including area code (701) 222-7900




Item 5. Other Events.

     Incorporated by reference is a press release issued by MDU Resources Group, Inc. on April 24, 2001, attached as
Exhibit 99.


Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

          Exhibit 99 - Press release issued April 24, 2001 regarding earnings for the first quarter.


                          SIGNATURE

   Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            MDU RESOURCES GROUP, INC.



Date  April 25, 2001        BY /s/ Warren L. Robinson
                               Warren L. Robinson
                                 Executive Vice President,
                                 Treasurer and Chief Financial
                                 Officer



                        EXHIBIT INDEX

Exhibit Number                 Description of Exhibit

     99                        Press release issued
                               April 24, 2001 regarding
                               earnings for the first
                               quarter.